Accrued expenses and other current liabilities (Tables)	12 Months Ended
Dec. 31, 2020
Accrued expenses and other current liabilities
Schedule of accrued expenses and other current liabilities

	As of December 31,
	2019	2020
	RMB	RMB

	(in thousands)
Payable related to escrow accounts services (i)	425,858	352,609
Other tax payables	390,952	609,137
Deposit related to franchise services	728,994	936,533
Payable related to business combination (ii)	780,937	7,200
Deferred guarantee revenue	50,343	64,184
Others	625,757	980,415
Total	3,002,841	2,950,078
(i)	Payable related to escrow accounts services refers to escrow payments such as deposits, down payments and other payments collected from the property buyers on behalf of and payable to the property sellers. The escrow payments will be paid to property sellers according to the payment schedule of the Property Purchase Agreement agreed by both parties.
(ii)	Payable related to business combination mainly consisted of an obligation to purchase the remaining 38% non-controlling interests in Nanchang Zhonghuan Hulian Information Co., Ltd. (‘‘Zhonghuan’’) with a total consideration consisted of RMB194.0 million in cash and an obligation to issue variable number of Class A Ordinary Shares to the selling shareholders of Zhonghuan. The obligation is considered a mandatorily redeemable non-controlling interests and classified as a liability measured at fair value, and the fair value as of December 31, 2019 was RMB780.9 million. The obligation was settled in April 2020 by paying the RMB194.0 million in cash and issuing 22,315,135 Class A Ordinary Shares to the selling shareholders of Zhonghuan.